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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2004

MILLENNIUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28494 (Commission file number)	04-3177038 (IRS Employer Identification No.)
40 Landsdowne Street Cambridge, Massachusetts 02139 (Address of principal executive offices) (zip code)

(617) 679-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address if changed since last report)

Item 12. Results of Operations and Financial Condition.

        On April 28, 2004, Millennium Pharmaceuticals, Inc. issued a press release to report the company's financial results for the quarter ended March 31, 2004. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

        The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2004	MILLENNIUM PHARMACEUTICALS, INC. (Registrant)
	By:	/s/ KENNETH M. BATE Kenneth M. Bate Executive Vice President, Head of Commercial Operations and Chief Financial Officer

EXHBIT INDEX

Exhibit No.	Description
99.1	Press Release of Millennium Pharmaceuticals, Inc. dated April 28, 2004

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  Item 12. Results of Operations and Financial Condition .
SIGNATURE